UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Centaur Mutual Funds Trust
(Exact name of registrant as specified in charter)

470 Park Avenue South, 9th Floor New York, NY 10016
(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC Attn: Simon H. Berry, Esq. 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-513-587-3400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CENTAUR TOTAL RETURN FUND

SEMI-ANNUAL REPORT

April 30, 2019

TABLE OF CONTENTS

Centaur Total Return Fund
Message to Shareholders	1
Shareholder Letter	2
Performance Update	4
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Summary of Fund Expenses	20
Additional Information	21

Centaur Total Return Fund	Message to Shareholders
June 18, 2019

Dear Centaur Total Return Fund Investors:

Our firm is both delighted and grateful to continue to earn your trust in DCM Advisors, LLC to steward the Centaur Total Return Fund (the “Fund”) in the long tradition of risk-managed excellence. The Fund’s 5-Star overall record reflects the long-term achievement of top-ranked, risk-adjusted returns for Fund investors and we believe we have both the disciplined process and seasoned talent to continue to achieve the Fund’s long-term objectives. No doubt, the combined 70 years of experience of the two Fund co-portfolio managers is important for navigating the Fund through the many challenges facing markets today. Our co-portfolio managers approach the risks to investor capital with wisdom from their many years of experience and conviction in their time-tested discipline. And that gives me comfort, as I hope it does you.

And while there are no shortages of risks in today’s markets (Fed policy risk, political/regulatory risk, global trade tensions, rising debt levels, just to name a few) we see many opportunities to harness to deliver growth and attractive income for the Fund’s shareholders. We believe we can continue to identify a sound, diversified mix of growth and income opportunities that meet the Fund’s objective with reduced risk (volatility). Our discipline emphasizes value and valuations as we believe it is one of the finest risk defensive measures one can take in security selection. Granted, this discipline may be out of favor from time to time but we believe good risk management is always “in style”.

All of us at DCM Advisors, LLC are, again, thankful for your trust in us and the capital you position in the Fund.

Sincerely

Marc Rappaport
Chief Executive Officer
DCM Advisors, LLC

Semi-Annual Report | April 30, 2019	1

Centaur Total Return Fund	Shareholder Letter
April 30, 2019 (Unaudited)

Dear Fund Investors,

The six-month period running from November 1, 2018 through April 30, 2019 was a transitional period for the Centaur Total Return Fund (the “Fund”) as DCM Advisors, LLC took over the interim management of the Fund on November 16, 2018. During the transition, the Fund had a cash and cash-equivalent security balance of almost 70% as the previous manager had liquidated a majority of the equity positions.

For the six-month period ending April 30, 2019, the Fund produced a positive return of 1.97%. The S&P 500 produced a return of 9.76% over the same period. The performance differential can be attributed to (a) the substantial cash position of the Fund during the unique transition period and (b) the high volatility in the equity and bond markets during the transition period when the Fund held high cash balances.

Following the transition period, the Fund was positioned as a balanced fund with a combination of defensive equities and fixed income, initially set at 60% equities and 40% fixed income. The equity sleeve is tilted towards Value and defensive securities to provide capital preservation and an above-market yield. We invested the equity portion of the Fund in a diversified portfolio of primarily dividend-paying blue-chip stocks with attractive valuations, and sustainable, high profitability. We also focus on stocks where earnings are supported by cash flows, and where earnings and price momentum are positive.

The fixed income portion of the Fund was invested in cash and short-duration bonds for a majority of the first quarter ending on January 31, 2019. The spread between two-year maturity and ten-year maturity notes was in the 12.5 to 20 basis point range. Given the uncertainties of investing we opted for the defensiveness of the short notes. We then built a corporate bond portfolio with maturities from 2020 to 2025. The fixed income portion of the benchmark is mainly in long-duration bonds.

Toward the end of March 2019, we rebalanced the fixed income holdings to increase the yield. We swapped many individual bond positions for fixed income Exchange Traded Funds (“ETF”) to provide more yield and broader credit diversification. Each ETF consists of an extensive underlying portfolio of securities that can mirror its overall respective market activity. We invested in both investment grade and high yield ETFs, again to provide us with what we feel is higher investment income and broader credit holdings. We feel this gives us liquidity, broad credit diversification, and an attractive yield component to the Fund.

The U.S. equity market was very volatile over the six-month period, with a sharp sell-off over the October-December 2018 period, followed be a sharp rebound from the end of December through the end of April 2019. The market dropped almost 16.5% from November 7, 2018 through December 24, 2018. Market volatility increased as the markets absorbed the fact that the U.S. economy and earnings growth would slow down in 2019 as the effects of the 2018 tax cuts faded. In addition, the threat of trade tariffs against China, and the possible disruption of the global supply chains roiled equity markets. Further, economic data from China and Europe was weaker than expected. Weaker economic data and increased market volatility led the Federal Reserve to adopt a neutral stance following three rate hikes in 2018. This contributed to a huge rally in the equity and fixed income markets.

From the low of December 24, 2018 to the end of April 2019, equities rallied 25%, one of the sharpest rallies in a four-month period. Value and high dividend securities have lagged the market during this rally. The S&P 500 index was up 25.3% through the end of April 2019. The S&P Value index lagged the S&P index by -2.4%.The equity sleeve of the portfolio has lagged the broad market due to its defensive and dividend-oriented style. We expect the Fund to catch up with the category over time as the current risk-on rally fades, and Value and dividend yield comes back into favor.

The 10-year U.S. Treasury note prices rallied strongly when yields fell from 3.1% on October 31, 2018 to 2.6% at the end of January 2019. This rally was linked to signs of weaker global growth data, and the dovish stand adopted by the Federal Reserve over the course of the quarter. The fixed income portion of the benchmark rallied almost 3.0% (as reflected in the Barclays U.S. Aggregate Index) while cash and short-duration bonds in the Fund did not fully participate in this rally due to their short duration. At the end of the first quarter the bond positions were spread over technology, finance, energy, consumer products and durables.

Current positioning

The top five equity holdings as of April 30, 2019 were PennyMac Mortgage Investment Trust, CSX Corporation, Popular, Inc., Mastercard Inc. Class A, and ConocoPhillips. The portfolio is diversified across sectors, with overweights relative to the S&P 500 index in Information Technology, Materials, Energy and Real Estate. The portfolio is underweight in Health Care, Consumer Staples, and Communication Services.

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Centaur Total Return Fund	Shareholder Letter
April 30, 2019 (Unaudited)

The equity sleeve of the Fund has a trailing PE ratio of 14.5x compared with 20.3x for the S&P index. The price-to-book ratio for the portfolio is 2.4x compared with 3.5x for the benchmark. However, the forecast 3-5 year EPS growth rate is 11.6% which is only marginally lower than that of the benchmark at 11.8%.

In April 2019, Morningstar moved the Fund from the Moderate Target Risk Allocation category to the Moderately Conservative Target Risk Allocation category. This category has a benchmark that is roughly 40% in equities and 60% in fixed income.

In the middle of April, we made an asset allocation shift and rebalanced the Fund to a “50%/50%” equity/fixed income split. With equity valuations that were extended, and profit expectations that were likely to be further reduced, especially for the fourth quarter of 2019, we felt it was prudent to reduce equities.

The Fund’s portfolio held 58 securities at the end of April 2019, including 46 equity securities or ETFs, and 12 fixed income securities or ETFs. The Fund has a current gross yield of 3.9% across its equity and fixed income positions. The equity sleeve has a gross dividend yield of 3.4% which is roughly 80% higher than that of the S&P Index (which has a gross yield of 1.9%). On the fixed income side, our duration is closer to that of the category benchmark.

In summary, we believe that the Fund is appropriately positioned to perform well relative to its category over the coming quarters.

Respectfully submitted,

Vijay Chopra and Gregory Serbe
Co-Portfolio Managers, Centaur Total Return Fund

Semi-Annual Report | April 30, 2019	3

Centaur Total Return Fund	Performance Update
April 30, 2019 (Unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 to April 30, 2019:

Performance Returns for the period ended April 30, 2019

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Inception*	Gross Expense Ratio**
Centaur Total Return Fund	0.05%	5.10%	11.06%	8.38%	2.70%
S&P 500® Total Return Index	13.49%	11.63%	15.32%	8.88%	N/A
Dow Jones U.S. Select Dividend Total Return Index	9.04%	10.17%	15.59%	8.05%	N/A

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Centaur Total Return Fund	211.57%	$31,157
S&P 500® Total Return Index	232.73%	$33,273
Dow Jones U.S. Select Dividend Total Return Index	198.53%	$29,853

This graph assumes an initial $10,000 investment at March 16, 2005, the inception date of The Centaur Total Return Fund (the “Fund”). All dividends and distributions are reinvested, if any. This graph depicts the performance of the Fund versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

**

The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2020. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.centaurmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

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Centaur Total Return Fund	Schedule of Investments
April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 49.44%

Communication Services — 4.33%
Altice USA, Inc., Class A(a)	5,000	$117,800
Gray Television, Inc.(a)	5,000	117,150
Sinclair Broadcast Group, Inc., Class A	2,600	119,054
Verizon Communications, Inc.	2,500	142,975
		496,979
Consumer Discretionary — 5.19%
Deckers Outdoor Corporation(a)	800	126,568
Foot Locker, Inc.	1,800	102,978
Home Depot, Inc. (The)	700	142,590
Rent-A-Center, Inc.(a)	4,000	99,720
Tractor Supply Company	1,200	124,200
		596,056
Consumer Staples — 2.06%
Imperial Brands Plc - ADR	4,000	128,000
Koninklijke Ahold Delhaize N.V. - ADR	4,500	108,405
		236,405
Energy — 3.63%
Alliance Resource Partners, LP	7,000	134,890
ConocoPhillips	2,500	157,800
Sunoco LP	4,000	123,720
		416,410
Financials — 7.76%
Chimera Investment Corporation	6,000	115,020
First BanCorporation	10,000	113,000
New Residential Investment Corporation	9,000	151,290
PennyMac Mortgage Investment Trust	9,000	189,000
Popular, Inc.	3,000	173,130
Santander Consumer USA Holdings, Inc.	7,000	149,450
		890,890
Health Care — 1.15%
Roche Holding AG - ADR	4,000	132,240

Industrials — 4.55%
Allison Transmission Holdings, Inc.	2,500	117,150
CSX Corporation	2,200	175,186
Heidrick & Struggles International, Inc.	2,700	96,606
United Continental Holdings, Inc.(a)	1,500	133,290
		522,232
Information Technology — 14.22%
Apple, Inc.	700	140,469
Automatic Data Processing, Inc.	700	115,073

See Notes to Financial Statements
Semi-Annual Report | April 30, 2019	5

Centaur Total Return Fund	Schedule of Investments
April 30, 2019 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 49.44% (Continued)

Information Technology — 14.22% (Continued)
Booz Allen Hamilton Holding Corporation	2,200	$130,438
Broadcom, Inc.	400	127,360
Cisco Systems, Inc.	2,700	151,065
Euronet Worldwide, Inc.(a)	900	134,901
Fabrinet(a)	2,000	121,040
Hewlett Packard Enterprise Company	7,000	110,670
Intel Corporation	2,500	127,600
Mastercard, Inc., Class A	650	165,255
Microsoft Corporation	1,200	156,720
Sapiens International Corporation N.V.	5,000	76,850
Xperi Corporation	3,000	74,550
		1,631,991
Materials — 2.97%
Domtar Corporation	2,500	122,250
MMC Norilsk Nickel PJSC - ADR	4,000	89,620
Rio Tinto plc - ADR	2,200	129,580
		341,450
Real Estate — 2.33%
Hospitality Properties Trust	5,000	130,000
Park Hotels & Resorts, Inc.	4,300	137,944
		267,944
Utilities — 1.25%
AES Corporation	8,350	142,952

Total Common Stocks (Cost $5,310,291)		5,675,549

EXCHANGE-TRADED FUNDS — 38.91%

iShares 0-5 Year High Yield Corporate Bond ETF	12,000	562,320
iShares Broad USD High Yield Corporate Bond ETF	12,240	500,004
iShares Core U.S. Aggregate Bond ETF	2,000	217,180
iShares Fallen Angels USD Bond ETF	2,000	53,200
iShares iBoxx $High Yield Corporate Bond ETF	8,250	717,255
iShares iBoxx $Investment Grade Corporate Bond ETF	2,000	238,440
SPDR Blackstone / GSO Senior Loan ETF	6,000	281,100
SPDR Bloomberg Barclays High Yield Bond ETF	18,000	652,860
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	18,000	492,480
Vanguard FTSE Developed Markets ETF	10,250	430,808
Vanguard FTSE Emerging Markets ETF	7,400	321,234

Total Exchange-Traded Funds Cost ($4,402,364)		4,466,881

See Notes to Financial Statements
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Centaur Total Return Fund	Schedule of Investments
April 30, 2019 (Unaudited)

	Shares/ Principal Amount	Fair Value
CORPORATE BONDS — 8.77%

Energy — 2.27%
Total Capital International SA, 3.75%, 4/10/2024	$250,000	$260,261

Financials — 4.36%
Bank of America Corporation, 3.30%, 1/11/2023	250,000	253,162
Loews Corporation, 2.63%, 5/15/2023	250,000	247,695
		500,857
Information Technology — 2.14%
Oracle Corporation, 2.40%, 9/15/2023	250,000	246,193

Total Corporate Bonds (Cost $977,942)		1,007,311

MONEY MARKET FUNDS — 2.39%

Fidelity Investments Money Market Government Portfolio, Class I, 2.31%(b)	273,810	273,810

Total Money Market Funds (Cost $273,810)		273,810

Total Investments — 99.51% (Cost $10,964,406)		11,423,551

Other Assets in Excess of Liabilities — 0.49%		56,103

NET ASSETS — 100.00%		$11,479,654

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2019.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

SPDR — Standard & Poor’s Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See Notes to Financial Statements
Semi-Annual Report | April 30, 2019	7

Centaur Total Return Fund	Schedule of Investments
April 30, 2019 (Unaudited)

Summary of Investments (Unaudited)	% of Net Assets	Value
Common Stocks
Communication Services	4.33%	$496,979
Consumer Discretionary	5.19%	596,056
Consumer Staples	2.06%	236,405
Energy	3.63%	416,410
Financials	7.76%	890,890
Health Care	1.15%	132,240
Industrials	4.55%	522,232
Information Technology	14.22%	1,631,991
Materials	2.97%	341,450
Real Estate	2.33%	267,944
Utilities	1.25%	142,952
Exchange-Traded Funds	38.91%	4,466,881
Corporate Bonds
Energy	2.27%	260,261
Financials	4.36%	500,857
Information Technology	2.14%	246,193
Money Market Funds	2.39%	273,810
Other Assets in Excess of Liabilities	0.49%	56,103
Total	100.00%	$11,479,654

See Notes to Financial Statements
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Centaur Total Return Fund	Statement of Assets and Liabilities
April 30, 2019 (Unaudited)

Assets
Investments in securities at fair value (cost $10,964,406)	$11,423,551
Dividends and interest receivable	13,717
Receivable from Adviser	10,388
Prepaid expenses	37,458
Total Assets	11,485,114

Liabilities
Payable for fund shares redeemed	174
Payable to Administrator	3,972
Other accrued expenses	1,314
Total Liabilities	5,460
Net Assets	$11,479,654

Net Assets consist of:
Paid-in capital	11,226,056
Accumulated earnings	253,598
Net Assets	$11,479,654
Shares outstanding (unlimited number of shares authorized, no par value)	993,530
Net Asset Value, Offering and Redemption Price Per Share	$11.55

See Notes to Financial Statements
Semi-Annual Report | April 30, 2019	9

Centaur Total Return Fund	Statement of Operations
For the six months ended April 30, 2019 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $861)	$133,647
Interest income	48,631
Total Investment Income	182,278

Expenses
Adviser	98,683
Legal	23,531
Administration	23,114
Fund accounting	22,109
Registration	14,692
Insurance	12,436
Transfer agent	8,563
Audit and tax	7,580
Report printing	6,646
Custodian	5,396
Trustee	4,955
Pricing	930
Miscellaneous	9,079
Total Expenses	236,809
Fees waived and expenses reimbursed by Adviser	(100,238)
Net Operating Expenses	136,571
Net Investment Income	45,707

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions and foreign currency transactions	(220,647)
Net change in unrealized appreciation of investment securities and foreign currency translations	271,146
Net Realized and Change in Unrealized Gain on Investments	50,499
Net Increase in Net Assets Resulting From Operations	$96,206

See Notes to Financial Statements
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Centaur Total Return Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$45,707	$(219,860)
Long term capital gain distributions from investment companies	—	20,031
Net realized gain (loss) on investment securities transactions and foreign currency transactions	(220,647)	2,470,682
Net change in unrealized appreciation (depreciation) of investment securities	271,146	(1,890,145)
Net increase in net assets resulting from operations	96,206	380,708

Distributions From
Earnings	(2,230,796)	(2,637,932)
Total Distributions	(2,230,796)	(2,637,932)

Capital Transactions
Proceeds from shares sold	239,308	4,834,134
Reinvestment of distributions	2,154,320	2,559,454
Amount paid for shares redeemed	(14,030,293)	(5,577,025)
Net increase (decrease) in net assets resulting from capital transactions	(11,636,665)	1,816,563
Total Decrease in Net Assets	(13,771,255)	(440,661)

Net Assets
Beginning of period	25,250,909	25,691,570
End of period	$11,479,654	$25,250,909

Share Transactions
Shares sold	20,699	358,503
Shares issued in reinvestment of distributions	194,433	198,407
Shares redeemed	(1,162,387)	(419,188)
Net Increase (Decrease) in Shares Outstanding	(947,255)	137,722

See Notes to Financial Statements
Semi-Annual Report | April 30, 2019	11

Centaur Total Return Fund	Financial Highlights
For a share outstanding during each of the periods presented.

	For the Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Net Asset Value, Beginning of Period	$13.01		$14.25	$12.81	$12.83	$13.97	$15.97

Income from investment operations:
Net investment income (loss)	0.05		(0.11)	(0.17)	(0.12)	(0.17)	(0.12)
Net realized and unrealized gain on investments	0.14		0.35	2.24	0.75	0.05	0.90
Total from Investment Operations	0.19		0.24	2.07	0.63	(0.12)	0.78

Less Distributions:
Net investment income	—		—	—	—	—	(0.02)
Net realized gains	(1.65)		(1.48)	(0.63)	(0.65)	(1.03)	(2.78)
Total distributions	(1.65)		(1.48)	(0.63)	(0.65)	(1.03)	(2.80)

Paid in Capital:
Paid in capital from redemption fees	—		—	—	— *	0.01	0.02

Net Asset Value, End of Period	$11.55		$13.01	$14.25	$12.81	$12.83	$13.97

Total Return (a)	1.97	%(b)	1.80%	16.73%	5.25%	(0.87)%	6.38%

Net Assets, End of Period (in thousands)	$11,480		$25,251	$25,692	$25,923	$30,375	$45,186

Ratio of Gross Expenses to Average Net Assets	3.18	%(c)	2.56%	2.55%	2.81%	2.44%	2.21%
Ratio of Net Expenses to Average Net Assets	1.84	%(c)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.61	%(c)	(0.84)%	(1.19)%	(0.89)%	(0.94)%	(0.63)%

Portfolio Turnover Rate	228	%(b)	142%	126%	127%	112%	135%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)	Not annualized.

(c)	Annualized.

*	Amount less than $0.005 per share.

See Notes to Financial Statements
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Centaur Total Return Fund	Notes to Financial Statements
April 30, 2019 (Unaudited)

1. ORGANIZATION

The Centaur Total Return Fund (the “Fund”), is an active investment portfolio of The Centaur Mutual Funds Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. The Fund is classified as diversified as defined in the 1940 Act.

On March 7, 2019, at a Special Meeting of the Shareholders of the Fund, the shareholders approved a new investment advisory agreement between the Trust, on behalf of the Fund, and DCM Advisors, LLC (“DCM”), a Delaware limited liability company, registered as an investment advisor under the 1940 Act. Prior to March 7, 2019, an interim Advisory Agreement was approved by the Board of Trustees of the Trust, at a meeting on November 1, 2018, in which DCM assumed management of the Fund using the current investment objectives, strategies, advisory fee rate and expense limitation agreement.

The Fund commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation

The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined under policies approved by the Board of Trustees (the “Board”). Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

Option Valuation

Options are valued at their last quoted sales price at the valuation time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the valuation time. If an option is not traded on the valuation date and there is an ask price but no bid price is readily available at the valuation time, the option shall be valued at the mean of the last quoted ask price and $0.00. In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange. For purposes of determining the primary exchange, the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for each portfolio option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and ask prices as of the valuation time are not readily available.

Semi-Annual Report | April 30, 2019	13

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2019 (Unaudited)

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –

Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Level 2 –

Other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the period ended April 30, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2019.

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$5,675,549	$—	$—	$5,675,549
Exchange-Traded Funds	4,466,881	—	—	4,466,881
Corporate Bonds	—	1,007,311	—	1,007,311
Money Market Funds	273,810	—	—	273,810
Total	$10,416,240	$1,007,311	$—	$11,423,551

Derivative Financial Instruments

The following discloses the Fund’s use of derivative instruments:

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of the investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

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Centaur Total Return Fund	Notes to Financial Statements
April 30, 2019 (Unaudited)

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per the investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing

The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. As of April 30, 2019, the Fund was not invested in any written or purchased options contracts.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2019:

Risk Exposure	Statement of Operations Location	Realized Gain of Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity (Purchased Options Contracts)	Net realized gain on investment securities transactions/ Net change in unrealized appreciation of investment securities	$(75,271)	$85,660

Balance Sheet Offsetting Information

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of April 30, 2019, the Fund was not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements.

Semi-Annual Report | April 30, 2019	15

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2019 (Unaudited)

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date) for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically for the Fund and general Trust expenses.

Dividend Distributions

The Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar year. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions

Prior to February 28, 2016, the Fund charged a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes

As of and during the six months ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

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Centaur Total Return Fund	Notes to Financial Statements
April 30, 2019 (Unaudited)

3. TRANSACTIONS WITH AFFILIATES

Advisor

DCM Advisors, LLC (the “Advisor”) is the investment advisor for the Fund and has served in such capacity since November 16, 2018. Effective March 7, 2019, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.75%. Prior to March 7, 2019, the Advisor served in the capacity of investment advisor to the Fund pursuant to an interim investment advisory agreement dated November 16, 2018 with the Trust on behalf of the Fund (the “Interim Advisory Agreement”). As full compensation for the investment advisory services provided to the Fund under the Interim Advisory Agreement, the Advisor received monthly compensation based on the Fund’s average daily net assets at the annual rate of 1.50%. Prior to November 16, 2018, the Fund paid the Fund’s previous investment advisor, Centaur Capital Partners, L.P. (the “Prior Advisor”), an investment advisory fee based on the Fund’s average daily net assets at the annual rate of 1.50%. For the six months ended April 30, 2019, the Advisor and Prior Advisor earned fees of $82,705 and $15,978, respectively.

Effective as of March 7, 2019, the Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the Fund for the period ending February 28, 2021. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board. Prior to March 7, 2019, the Advisor and the Prior Advisor, had each entered into an Expense Limitation Agreement with the Fund with an expense cap of 1.95%. For the six month ended April 30, 2019, the Advisor and Prior Advisor waived fees and reimbursed expenses in the amount of $86,211 and $14,027, respectively.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Advisor for its services provided to the Trust.

Certain officers of the Trust are also officers of the Advisor or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were $27,667,177 and $24,267,143, respectively, for the six months ended April 30, 2019.

5. FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2016, 2017 and 2018 and during the six months ended April 30, 2019, and has determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Semi-Annual Report | April 30, 2019	17

Centaur Total Return Fund	Notes to Financial Statements
April 30, 2019 (Unaudited)

As of April 30, 2019, the aggregate cost of investments, gross unrealized appreciation and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Centaur Total Return Fund	$10,995,011	$488,611	$(60,071)	$428,540

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

	For the fiscal year ended	Ordinary Income	Long-Term Capital Gains
Centaur Total Return Fund	October 31, 2018	$1,720,774	$917,158
	October 31, 2017	725,592	541,201

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Total Distributable Earnings
Centaur Total Return Fund	$612,156	$1,618,638	$157,394	$2,388,188

As of October 31, 2018, the Fund had no accumulated capital loss carryforwards.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

7. TRUSTEE COMPENSATION

As of April 30, 2019, there were two Trustees, both of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each of the Independent Trustees receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

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Centaur Total Return Fund	Notes to Financial Statements
April 30, 2019 (Unaudited)

8. SHAREHOLDER MEETING RESULTS

On March 7, 2019 a Special Meeting of Shareholders of Centaur Total Return Fund (the “Fund”), was held for the purpose of voting on the following Proposal:

Proposal 1:	To approve a proposed new investment advisory agreement to be entered into by and between Centaur Mutual Funds Trust, on behalf of the Fund, and DCM Advisors, LLC.

A total of 1,540,903 shares of the Fund were entitled to vote on the Proposal. A total of 776,261 shares were voted, representing 50.38% of the total shares.

Shareholders of record on December 10, 2018 voted to approve the Proposal.

The votes cast with respect to the Proposal were as follows:

	Number of Shares			% of Total Voted
Fund	For	Against	Abstain	in Favor
Centaur Total Return Fund	660,061	44,815	71,385	85.03%

9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined that there are no other items requiring adjustment of the financial statements or additional disclosure.

Semi-Annual Report | April 30, 2019	19

Centaur Total Return Fund	Summary of Fund Expenses
April 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value, November 1, 2018	Ending Account Value, April 30, 2019	Expense Ratio(a)	Expense Paid During Period(b)
Actual	$ 1,000.00	$ 1,019.70	1.84%	$ 9.19
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.66	1.84%	$ 9.17

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

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Centaur Total Return Fund	Additional Information
April 30, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Furthermore, you may obtain a copy of these fillings without charge, upon request, by calling the Fund at 1-888-484-5766.

Semi-Annual Report | April 30, 2019	21

Rev. 10/2013
FACTS	WHAT DOES THE CENTAUR MUTUAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and assets

● Account balances and transaction history

● Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Centaur Mutual Funds Trust chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Centaur Mutual Funds Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-888-484-5766

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CENTAUR PRIVACY POLICY | Page 2

WHO WE ARE
Who is providing this notice?	The Centaur Mutual Funds Trust, on behalf of the Centaur Total Return Fund, each a series of the Trust.
WHAT WE DO
How does the Centaur Mutual Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Centaur Mutual Funds Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or give us your account information

● make deposits or withdrawals from our account

● pay us by check or make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Centaur Capital Partners LP, the investment advisor, is an affiliate of the Centaur Mutual Funds Trust.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Centaur Mutual Funds Trust does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Centaur Mutual Funds Trust does not jointly market.

Semi-Annual Report | April 30, 2019	23

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The Centaur Total Return Fund is distributed by Ultimus Fund Distributors, LLC.

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principle Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not Applicable – filed with annual report

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Centaur Mutual Funds Trust

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	6/25/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	6/25/2019

By (Signature and Title)*		/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	6/25/2019